Employee Stock Ownership Plan	12 Months Ended
Dec. 31, 2014
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Employee Stock Ownership Plan
(16)	Employee Stock Ownership Plan

Effective July 14, 2014, the Holding Company established an ESOP which acquired 8% of the total number of shares of common stock sold during the Company’s initial public offering. A total of 338,560 shares were acquired in exchange for a $3,385,600 indirect note payable from the Employee Stock Ownership Plan Trust to the Holding Company. The note bears interest at a variable rate based on Prime and is payable in thirty annual installments. As of December 31, 2014, 11,285 shares held by the Employee Stock Ownership Plan Trust have been released and allocated to employees.

At December 31, 2014 the ESOP shares were as follows ($ in thousands, except per share amounts):

Allocated shares	11,285
Unallocated shares	327,275

Total ESOP shares	338,560

Fair value of unallocated shares	$4,003